UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 December 13, 2004

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      375 North Front Street, Suite 300, Columbus, Ohio              43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333


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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.	Other Events
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     On December 13, 2004, the company announced it has been hired by The Motorists Insurance Group to manage $17 million in equity investments. A copy of the press release issued by the company is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits
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     (c) Exhibits.

     99.1	Press release dated December 13, 2004 issued by the company.


                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: December 13, 2004                     By: /s/ James F. Laird
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                                            James F. Laird, Chief Financial
                                             Officer and Secretary